                                                                    Exhibit 20.3

                     Partners First Credit Card Master Trust
                                  Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                 17-Jun-02
Current Payment Date                              15-Jul-02
Actual / 360 Days                                     28                 28                28                28
30 / 360 Days                                         30                 28                28                28
Fixed / Floating                                   Floating           Floating          Floating          Floating

                                                                                   Collateral Invested
                                                   Class A             Class B          Amount             Class D         Total
Certificate Rate                                         1.97000%         2.20000%           2.81500%       0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                               2.56500%
Initial Balance                                    528,000,000.00   113,000,000.00      67,000,000.00  42,000,000.00  750,000,000.00
Required Transferor Amount                                                                                             52,500,000.00
Initial Invested Amount + Req Transf Amount                                                                           802,500,000.00

Beginning Outstanding Amount (Distribution)        528,000,000.00   113,000,000.00      67,000,000.00  42,000,000.00  750,000,000.00
Ending Outstanding Amount (Distribution)           528,000,000.00   113,000,000.00      59,004,583.33  42,000,000.00  742,004,583.33

Beginning Invested Amount (Distribution)           528,000,000.00   113,000,000.00      67,000,000.00  42,000,000.00  750,000,000.00
Ending Invested Amount (Distribution)              528,000,000.00   113,000,000.00      59,004,583.33  42,000,000.00  742,004,583.33

Beginning Adjusted Invested Amount (Distribution)  528,000,000.00   113,000,000.00      67,000,000.00  42,000,000.00  750,000,000.00
Ending Adjusted Invested Amount (Distribution)     474,583,333.33   113,000,000.00      59,004,583.33  42,000,000.00  688,587,916.67


Beginning Invested Amount (Month)                  528,000,000.00   113,000,000.00      67,000,000.00  42,000,000.00  750,000,000.00
Ending Invested Amount (Month)                     528,000,000.00   113,000,000.00      67,000,000.00  42,000,000.00  750,000,000.00

Beginning Adjusted Invested Amount (Month)         528,000,000.00   113,000,000.00      67,000,000.00  42,000,000.00  750,000,000.00
Ending Adjusted Invested Amount (Month)            528,000,000.00   113,000,000.00      67,000,000.00  42,000,000.00  750,000,000.00

Principal Allocation Percentage                            70.40%           15.07%              8.93%          5.60%         100.00%
Floating Allocation Percentage                             70.40%           15.07%              8.93%          5.60%         100.00%
Principal Collections                               41,829,069.73     8,952,054.70       5,307,855.44   3,327,312.37   59,416,292.23
Redirected Finance Charge Collections                7,678,683.59     1,643,354.63         974,378.41     610,804.38   10,907,221.01
Reserve Account Draw                                         0.00             0.00                                              0.00
PFA Proceeds (Class A Available Funds)                       0.00                                                               0.00
Redirected Finance Charge plus PFA Proceeds          7,678,683.59     1,643,354.63         974,378.41     610,804.38   10,907,221.01
Monthly Interest                                       809,013.33       193,355.56         146,692.78           0.00    1,149,061.67
Investor Default Amount (Net)                        3,888,928.83       832,289.69         493,481.50     309,346.61    5,524,046.64
Monthly Servicing Fee                                  880,000.00       188,333.33         111,666.67      70,000.00    1,250,000.00
Total Due                                            5,577,942.16     1,213,978.59         751,840.95     379,346.61    7,923,108.31

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                              10,907,221.01
Series Adjusted Portfolio Yield                                                                                                8.61%
Base Rate                                                                                                                      3.97%

                     Partners First Credit Card Master Trust
                                  Series 1998-3

Series Parameters
                        Revolving Period (Y/N)                                                     N
                        Accumulation Period (Y/N)                                                  Y
                        Early Amortization (Y/N)                                                   N
                        Controlled Accumulation Period                                         12.00
                        FUSA is Servicer                                                           Y
                        Paydown Excess CIA (Y/N)                                                   Y
                        Paydown Excess Class D (Y/N)                                               Y
                        Controlled Accumulation Amount                                 53,416,666.67
                        Controlled Deposit Amount                                      53,416,666.67
                        Ending Controlled Deposit Amount Shortfall                              0.00

Funding Accounts
                        Beginning Principal Funding Account Balance                             0.00
                        Principal Funding Account Deposit                              53,416,666.67
                        Principal Funding Account Withdrawal                                    0.00
                        Ending Principal Funding Account Balance                       53,416,666.67
                        Principal Funding Investment Proceeds                                   0.00

                        Yield Supplement Account Beginning Balance                              0.00
                        Yield Supplement Account Release                                        0.00
                        Yield Supplement Account Ending Balance                                 0.00

                        Reserve Account Beginning Balance                               3,205,000.00
                        Required Reserve Account Amount                                 3,205,000.00
                        Available Reserve Account Amount                                3,205,000.00
                        Interest Retained in Reserve Account                                    0.00
                        Reserve Draw Amount pursuant to Supplement 4.12(c)                      0.00
                        Funds Deposited into Reserve Account (out of Excess Spread)             0.00
                        Ending Reserve Account Balance                                  3,205,000.00
                        Covered Amount                                                          0.00

C. Certificate Balances and Distributions

                                               Class A              Class B            CIA                Class D          Total
                        Beginning Balance         528,000,000.00    113,000,000.00     67,000,000.00   42,000,000.00  750,000,000.00
                   Interest Distributions             809,013.33        193,355.56        146,692.78            0.00    1,149,061.67
                  Cumulative PFA Deposits          53,416,666.67              0.00              0.00            0.00   53,416,666.67
                  Principal Distributions                   0.00              0.00      7,995,416.67            0.00    7,995,416.67
                      Total Distributions             809,013.33        193,355.56      8,142,109.45            0.00    9,144,478.34
               Ending Certificate Balance         528,000,000.00    113,000,000.00     59,004,583.33   42,000,000.00  742,004,583.33

                     Partners First Credit Card Master Trust
                                  Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                    1 Total amount of the distribution:                                                                       1.5322
                    2 Amount of the distribution in respect of Class A Monthly Interest:                                      1.5322
                    3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                            0.00
                    4 Amount of the distribution in respect of Class A Additional Interest:                                     0.00
                    5 Amount of the distribution in respect of Class A Principal:                                               0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                    1 Total amount of Class A Investor Charge-Offs:                                                             0.00
                    2 Amount of Class A Investor Charge-Offs                                                                    0.00
                      per $1,000 original certificate principal amount:
                    3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                       0.00
                    4 Amount reimbursed in respect of Class A Investor Charge-Offs                                              0.00
                      per $1,000 original certificate principal amount:
                    5 The amount, if any, by which the outstanding principal                                                    0.00
                      balance of the Class A Certificate exceeds the Class A Invested
                      Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                    1 The total amount of the distribution:                                                                   1.7111
                    2 Amount of the distribution in respect of Class B monthly interest:                                      1.7111
                    3 Amount of the distribution in respect of Class B outstanding monthly interest:                            0.00
                    4 Amount of the distribution in respect of Class B additional interest:                                     0.00
                    5 Amount of the distribution in respect of Class B principal:                                               0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                    1 The amount of reductions in Class B Invested Amount                                                       0.00
                    2 The amount of reductions in the Class B Invested Amount set forth in                                      0.00
                      paragraph 1 above, per $1,000 original certificate principal amount:
                    3 The total amount reimbursed in respect of such reductions                                                 0.00
                      in the Class B Invested Amount:
                    4 The total amount set forth in paragraph 3 above, per $1,000                                               0.00
                      original certificate principal amount:
                    5 The amount, if any, by which the outstanding principal balance                                            0.00
                      of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                     Partners First Credit Card Master Trust
                                  Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                    1 Total amount distributed to the Collateral Interest Holder:                                       8,142,109.45
                    2 Amount distributed in respect of Collateral Monthly Interest:                                       146,692.78
                    3 Amount distributed in respect of Collateral Additional Interest:                                          0.00
                    4 The amount distributed to the Collateral Interest Holder in respect                               7,995,416.67
                      of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                    1 The amount of reductions in the Collateral Invested Amount.                                               0.00
                    2 The total amount reimbursed in respect of such reductions in the                                          0.00
                      Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
                    1 Finance Charge Collections Allocated to Series 1998-3 (incl. YSA, Res Draw & Int and PFA Proc    10,907,221.01
                    2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)              7,923,108.31
                    3 Spread Account Requirement per Loan Agreement                                                        -5,315.33
                    4 Finance Charge Shortfall                                                                                  0.00
                    5 Available for Other Excess Allocation Series                                                      2,989,428.03

K. Application of Reallocated Investor Finance Charge Collections.

                                                                   Available         Due                   Paid           Shortfall
                    1 Allocated Class A Available Funds              7,678,683.59
                      a Reserve Account Release                              0.00
                      b PFA Investment Earnings                              0.00
                      c Class A Available Funds                      7,678,683.59

                    2 Class A Available Funds                        7,678,683.59
                      a Class A Monthly Interest                                       809,013.33       809,013.33              0.00
                      b Class A Servicing Fee                                          880,000.00       880,000.00              0.00
                      c Class A Investor Default Amount                              3,888,928.83     3,888,928.83              0.00
                      d Class A Excess                               2,100,741.43

                    3 Class B Available Funds                        1,643,354.63
                      a Class B Monthly Interest                                       193,355.56       193,355.56              0.00
                      b Class B Servicing Fee                                          188,333.33       188,333.33              0.00
                      c Class B Excess                               1,261,665.74

                    4 Collateral Available Funds                       974,378.41
                      a Collateral Servicing Fee                                       111,666.67       111,666.67              0.00
                      b Collateral Excess                              862,711.74

                    5 Class D Available Funds                          610,804.38
                      a Class D Servicing Fee                                           70,000.00        70,000.00              0.00
                      b Class D Excess                                 540,804.38

                    6 Total Excess Spread                            4,765,923.29

                     Partners First Credit Card Master Trust
                                  Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                                Available          Due         Paid      Shortfall
                1 Available Excess Spread                                    4,765,923.29
                2 Excess Fin Charge Coll                                             0.00
                       from Other Series
                3 Available Funds                                            4,765,923.29
                4 Class A Required Amount
                  a Interest                                                                          0.00         0.00         0.00
                  b Servicing Fee                                                                     0.00         0.00         0.00
                  c Defaults                                                                          0.00         0.00         0.00
                5 Class A Charge Offs not Previously Reimbursed                                       0.00         0.00         0.00
               6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
                  a Interest                                                                          0.00         0.00         0.00
                  b Servicing Fee                                                                     0.00         0.00         0.00
               6b Class B Default Amount                                                        832,289.69   832,289.69         0.00
                7 Reductions in Class B not previously reimbursed                                     0.00         0.00         0.00
                8 Monthly Servicing Fee Shortfalls                                                    0.00         0.00         0.00
                9 Collateral Monthly Interest                                                   146,692.78   146,692.78         0.00
               10 Collateral Default Amount                                                     493,481.50   493,481.50         0.00
               11 Reductions in CIA not previously reimbursed                                         0.00         0.00         0.00
               12 Reserve Account Deposit                                                             0.00         0.00         0.00
               13 Class D Monthly Interest                                                            0.00         0.00         0.00
               14 Class D Default Amount                                                        309,346.61   309,346.61         0.00
               15 Reductions in Class D not previously reimbursed                                     0.00         0.00         0.00
               16 Other CIA Amounts Owed                                                              0.00         0.00         0.00
               17 Excess Fin Coll for Other Series                                                    0.00         0.00         0.00
               18 Excess Spread (after reallocation)                         2,984,112.70
               19 Writedowns

                                                                             Total           Redirected Principal  Charge-Offs
                                    a Class A                                        0.00             0.00         0.00
                                      in respect of A                                                              0.00
                                    b Class B                                        0.00             0.00         0.00
                                      in respect of A                                                              0.00
                                      in respect of B                                                              0.00
                                    c CIA                                            0.00             0.00         0.00
                                      in respect of A                                                              0.00
                                      in respect of B                                                              0.00
                                      in respect of CIA                                                            0.00
                                    d Class D                                        0.00             0.00         0.00
                                      in respect of A                                                              0.00
                                      in respect of B                                                              0.00
                                      in respect of CIA                                                            0.00
                                      in respect of D                                                              0.00

M. Application of Redirected Principal Collections

                                                                               Available             Due           Paid    Shortfall
               1 Redirected Principal Collections                           17,587,222.50
               2 Class A Required Amount
                 a Interest                                                                           0.00         0.00         0.00
                 b Servicing Fee                                                                      0.00         0.00         0.00
                 c Defaults                                                                           0.00         0.00         0.00
               3 Class B Required Amount
                 a Interest                                                                           0.00         0.00         0.00
                 b Servicing Fee                                                                      0.00         0.00         0.00
                 c Defaults                                                                           0.00         0.00         0.00
               4 Collateral Required Amount
                 a Interest                                                                           0.00         0.00         0.00
                 b Servicing Fee                                                                      0.00         0.00         0.00
                 c Defaults                                                                           0.00         0.00         0.00
               5 Available for Available Principal Collections              17,587,222.50

N.  Principal Shortfall Amount/Shared Principal Collections

               1 Principal Allocation % of the Series 1998-3 Allocable Principal Collecti    59,416,292.23
               2 Other amounts treated as Principal Collections per Section 4.5 & 4.7         5,524,046.64
               3 Full amount required to be distributed pursuant to Section 4.5              53,416,666.67
               4 Principal required to fund the Required Amount per Section 4.8                       0.00
               5 Principal Shortfall                                                                  0.00
               6 Available for Shared Principal Collections                                  11,523,672.21

                     Partners First Credit Card Master Trust
                                  Series 1998-3

O. Available Principal Collections
               1 Available Principal Collections (per the definition thereof)                                64,940,338.87
               2 Principal Collections allocation to other Principal Sharing Series                                   0.00
               3 Available Principal Collections (after Sharing)                                             64,940,338.87

P. Application of Principal Collections during Revolving Period

               1 Available Principal Collections                                                                      0.00

               2 Collateral Invested Amount                                                                           0.00
               3 Required Collateral Invested Amount                                                                  0.00
               4 Amount used to pay Excess CIA                                                                        0.00

               5 Available Principal Collections                                                                      0.00
               6 Class D                                                                                              0.00
               7 Required Class D                                                                                     0.00
               8 Amount used to pay Excess Class D                                                                    0.00

Q. Application of Principal Collections during the Accumulation Period

                1 Available Principal Collections                                                            64,940,338.87
                2 Controlled Deposit Amount                                                                  53,416,666.67
                3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                       641,000,000.00
                4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                        53,416,666.67
                5 Required Enhancement Amount                                                               101,004,583.33

                6 Remaining Principal Collections Available                                                  11,523,672.21
                7 Remaining Collateral Invested Amount                                                       67,000,000.00
                8 Collateral Monthly Principal (Principal paid to CIA) (min of items a &                      7,995,416.67
                                    a Excess of CIA and Class D over Required Enhancement                     7,995,416.67
                                    b Excess of Available Principal Collections over PFA                     11,523,672.21

                9 Remaining Principal Collections Available                                                   3,528,255.54
               10 Remaining Class D Amount                                                                   42,000,000.00
               11 Principal Paid to Class D (limited by Required Enhancement Amount)                                  0.00

                     Partners First Credit Card Master Trust
                                  Series 1998-3

R. Application of Principal Collections during Early Amortization Period

                      1 Available Principal Collections                                                           0.00
                                          a Remaining Class A Adjusted Invested Amount                            0.00
                                          b Principal Paid to Class A - Current Period's Collections              0.00
                                          c Principal Paid to Class A - PFA per 5.1                               0.00
                                          d Total Principal Paid to Class A                                       0.00

                      2 Remaining Principal Collections Available                                                 0.00
                                          a Remaining Class B Adjusted Invested Amount                            0.00
                                          b Principal Paid to Class B - Current Period's Collections              0.00
                                          c Principal Paid to Class B - PFA per 5.1                               0.00
                                          d Total Principal Paid to Class B                                       0.00

                      3 Remaining Principal Collections Available                                                 0.00
                                          a Remaining Collateral Invested Amount                                  0.00
                                          b Principal Paid to CIA                                                 0.00

                      4 Remaining Principal Collections Available                                                 0.00
                                          a Remaining Class D Amount                                              0.00
                                          b Principal Paid to Class D                                             0.00

S. Yield and Base Rate

                      1 Base Rate

                                          a Current Monthly Period                                               3.97%
                                          b Prior Monthly Period                                                 3.97%
                                          c Second Prior Monthly Period                                          3.99%

                        Three Month Average Base Rate                                                                          3.98%

                      2 Series Adjusted Portfolio Yield

                                          a Current Monthly Period                                               8.61%
                                          b Prior Monthly Period                                                 8.94%
                                          c Second Prior Monthly Period                                          7.40%

                        Three Month Average Series Adjusted Portfolio Yield                                                    8.32%

                      3 Excess Spread

                                          a Current Monthly Period                                               4.64%
                                          b Prior Monthly Period                                                 4.97%
                                          c Second Prior Monthly Period                                          3.41%

                        Three Month Average Excess Spread                                                                      4.34%